Limited Term New York Municipal Fund
Oppenheimer Currency Opportunities Fund
Oppenheimer Limited Term California Municipal Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Limited Term Municipal Fund
Oppenheimer Rochester® Short Term Municipal Fund
Rochester Intermediate Term Municipal Fund

Summary Prospectus Supplement dated February 1, 2012

This supplement amends the Summary Prospectus of each of the above referenced funds (each a "Fund") and is in addition to any other supplement(s):

Effective April 1, 2012, the following changes are made to each Fund’s Summary Prospectus:

The Maximum Sales Charge for Class A shares shown in the Shareholder Fees table under the section titled “Fees and Expenses of the Fund” is revised as follows:

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	2.25%

February 1, 2012	PS0000.068